LOAN AGREEMENT

LOAN AGREEMENT, dated as of June 30, 1998 between Huls Corporation located at 13801 Riverport Drive, Maryland Heights, Missouri/USA, ("HC") and MEMC Electronic Materials, Inc., located at 501 Pearl Drive, O'Fallon, Missouri/USA, ("MEMC").

MEMC desires to borrow until September 30, 1998 an original principal amount not to exceed $50,000,000.00 and HC is willing, subject to and upon the terms and conditions herein set forth, to make such a loan to MEMC.

NOW THEREFORE IT IS AGREED:

1. Principal and Value: From time to time, beginning July 1, 1998, HC shall lend to MEMC and MEMC shall borrow from HC an amount to be designated by MEMC, not to exceed $50,000,000.00 outstanding at any one time. The loan shall be evidenced by a promissory note in substantially the form of Exhibit "A" attached hereto. All loans and repayments shall be made by MEMC by drawing funds in multiples of $5,000,000 from an MEMC account at Citibank N.A., New York, New York that will zero balance with the HC account at Citibank N.A., New York , New York (Account No. 4070-0001)("designated account"). MEMC shall notify HC of borrowing[s] by 10 am Central time on the third business day prior to the day the money is to be borrowed.

2. Term and Maturity: The principal amount of the loan outstanding together with any interest due and outstanding shall be paid by MEMC to HC on September 30, 1998, or at such later date as may be mutually agreed in writing by the parties. MEMC shall not be entitled to repay the loan[s] before maturity without the prior written consent of HC.

3. Interest Rates: Interest shall be calculated daily at 7.22%, beginning with the date of borrowing and shall be calculated based upon a 365/360 day year.

4. Payment of Interest: Payments of interest shall be made by wire transfer, or other method of same day settlement, only on banking days, not later than 10:00 a.m. Central time, to the account of HC, with Citibank N.A., New York, New York, (Account No. 4070-0001) or to such other account of HC as it may designate. Interest will be payable monthly, on the last banking day of each month.

5. PENALTIES: If MEMC shall borrow an amount different than which it notifies HC pursuant to paragraph 1, MEMC shall pay to HC a penalty equal to the .5% of the amount of the understatement divided by 360. If MEMC shall draw an amount in excess of $50,000,000, MEMC shall pay HC a penalty equal to 3.0% of the excess amount multiplied by the number of days outstanding divided by 360. All penalties shall be in addition to interest computed in accordance with other provisions of this agreement.

6. Liens, etc. On and after the date of this Loan Agreement until September 30, 1998 or such later date as any loan hereunder shall remain unpaid, MEMC will not, unless HC shall otherwise consent in writing, create or suffer to exist, any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, in each case to secure any debt owed to any person or entity, other than:

          (a) purchase money liens or purchase money security interests upon or in any property acquired or held by MEMC in the ordinary course of business to secure the purchase price of such property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property;

          (b) liens or security interests existing on such property at the time of its acquisition (other than any such lien or security interest created in contemplation of such acquisition);

          (c) liens for taxes, assessments and government charges or levies to the extent not yet due or to the extent such taxes, assessments or government charges or levies are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any lien resulting therefrom attaches to MEMC's property and becomes enforceable against its other creditors;

          (d) liens imposed by law, such as materialmen's, mechanics', carriers', workmens' and repairmen's liens and other similar liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days;

          (e)  pledges  or  deposits  to  secure   obligations   under  workers'
          compensation laws or similar legislation or to secure public or statutory obligations;

          (f) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; and

          (g) liens incurred or deposits made in the ordinary course of business to secure the performance of letters of credit, bids, tenders, sales contracts, leases, surety, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money.

7. Copies: This agreement is made up of two (2) identical copies, of which one copy is for HC and the other for MEMC.

8.   Applicable   Law:  This  agreement   shall  be  governed  by  the  laws  of
     Missouri/U.S.A.

9.   Notice: All notices to HC shall be sent by telefax to:

          Mitchell Solomowitz
          Telefax: (314)-298-4185

          with a copy to John Schaffner @ (314) 298 - 4185

          The original should be sent to Mitchell Solomowitz

      All notices to MEMC shall be sent by telefax;

          Kenneth Young
          Telefax:          (314) 279 - 5158

10.  Assignment/Subrogation:

     MEMC shall not transfer or assign any or all of its rights and obligations hereunder without the prior written consent of HC. HC may at any time upon at least three days' prior written notice to MEMC assign its rights and obligations hereunder, in full or in part, in which case the assignee shall be subrogated to the rights of HC to the extent of such assignment

Agreed upon as of this 30th day of June, 1998.

Maryland Heights, Missouri                       O'Fallon, Missouri
Huls Corporation                                 MEMC Electronic Materials, Inc.

By: /s/ H. J. Biangardi                         By: /s/ Kenneth L. Young
   _______________________                         _______________________
Name:  H. J. Biangardi                             Kenneth L. Young
Title: President & CEO                             Treasurer


By: /s/ Mitchell Solomowitz
    _______________________
    Mitchell Solomowitz
    Treasurer

                                   EXHIBIT "A"

                                 PROMISSORY NOTE

U.S. $50,000,000.00                                          O'Fallon, Missouri,
                                                                   June 30, 1998

MEMC Electronic Materials, Inc. ("MEMC"), for value received, hereby promises to pay to the order of HULS Corporation ("HC") in lawful money of the United States of America (in freely transferable U.S. dollars and in same day funds), in accordance with the method of payment specified in that certain Loan Agreement dated as of June 30, 1998, between HC and MEMC ("the Agreement"), the full principal amount outstanding (as specified in paragraph 1 of the Agreement), not to exceed $50,000,000.00, which amount shall be payable at such times as provided in the Agreement.

MEMC promises also to pay interest on the unpaid principal amount hereof in like money and in like manner at the rates which shall be determined in accordance with the provisions of the Agreement, said interest to be payable at the times provided for in the Agreement. This Note is referred to in the Agreement and is entitled to the benefits thereof and the security contemplated thereby. This
Note evidences a loan made by HC, during such time as such loan is being maintained. This Note is subject to prepayment as specified in the Agreement. In case MEMC defaults on the loan, the principal and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement. It is contemplated that by reason of payment hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to amounts borrowed under the Agreement subsequent to each such occurrence.

MEMC hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

This Note shall be governed and construed and interpreted in accordance with the laws of the State of Missouri.

                                               MEMC Electronic Materials, Inc.

                                               By: /s/ Kenneth L. Young
                                                   _____________________________
                                                   Kenneth L. Young
                                                   Treasurer